Exhibit 99.1

Allison Transmission Announces Board Changes

Names Richard Lavin as Lead Independent Director, appoints four new independent directors and announces retirement of four directors

INDIANAPOLIS, August 9, 2022 – Allison Transmission Holdings Inc. (NYSE: ALSN) today announced that its Board of Directors has taken a range of Board refreshment actions, including naming Richard P. Lavin to succeed Thomas W. Rabaut as Lead Independent Director effective as of the date of the 2023 annual meeting of stockholders. Additionally, four new independent directors, Philip J. Christman, Sasha Ostojic, Gustave F. Perna and Krishna Shivram, have been appointed to the Board, effective immediately. Finally, four directors, including Rabaut, will retire from the Board and not stand for re-election at the 2023 annual meeting. These actions will increase the size of the Board to fourteen directors until the 2023 annual meeting.

“The changes announced today reflect a deliberate process by the Board to recruit new directors who will complement the overall mix of skills, knowledge, experience and perspectives on the Board,” said Dave Graziosi, Chairman and Chief Executive Officer at Allison. “I am pleased that we have identified four outstanding independent directors in Phil, Sasha, Gus and Krishna, who each bring extensive experience in areas relevant to our business and will be great assets to Allison as we continue to execute our growth initiatives and prepare for the transition to zero-emission vehicles.”

Allison also announced that four existing directors, Stan A. Askren, Alvaro Garcia-Tunon, Chair of the Audit Committee, Thomas W. Rabaut, outgoing Lead Independent Director and Chair of the Nominating and Corporate Governance Committee, and Richard V. Reynolds, prior Chair of the Compensation Committee, will serve out their current terms but will not stand for re-election at the 2023 annual meeting.

Lead Independent Director Thomas Rabaut to Retire; Richard Lavin Appointed New Lead Independent Director

Thomas W. Rabaut has informed the Board that he will not stand for re-election at the 2023 annual meeting. Rabaut has served on the Board for fifteen years and has served as the Lead Independent Director and Chair of the Nominating and Corporate Governance Committee since 2012. The Board has named Lavin to succeed Rabaut as Lead Independent Director effective as of the 2023 annual meeting. Rabaut will assist in the transition until his retirement.

“Rich will step into the Lead Independent Director role with ease given his board leadership experience and understanding of Allison’s business and strategy,” said Tom Rabaut, retiring Lead Independent Director. “I’m grateful to Rich for stepping into this role and continuing Allison’s commitment to strong independent Board leadership.”

“On behalf of the entire Board, I want to thank Tom for his many contributions and the essential role he has played on the Board and as Lead Independent Director,” Graziosi said. “Tom has been a thoughtful, knowledgeable and dedicated Board member, advising Allison’s management team through its early days as a stand-alone company, followed by its initial public offering and onward to a fully independent company executing on growth initiatives to drive shareholder value. Through each transition, Allison has greatly benefited from Tom’s insights and wide-ranging industry knowledge, and I am grateful to him for his service.”

Appointment of Four Independent Directors

As part of its director succession and refreshment process, the Board has appointed four new independent directors to fill the Board positions that will be vacated by four retiring directors at the 2023 annual meeting.

Philip J. Christman

The Board appointed Philip J. Christman, former President, Operations of Navistar International Corporation, as an independent director of the company, effective immediately. The Board also appointed Christman to the Board’s Audit and Compensation Committees.

“Phil has a long history in and extensive knowledge of the commercial vehicle industry, and I couldn’t be more pleased to welcome him to the Board,” Graziosi said. “Along with his deep industry knowledge, Allison will benefit from his ability to provide important customer-focused perspectives to our Board.”

Sasha Ostojic

The Board appointed Sasha Ostojic, Venture Partner at Playground Global LLC, as an independent director of the company, effective immediately. The Board also appointed Ostojic to the Board’s Finance Committee.

“Sasha’s background in developing emerging technology in the automotive and other industries and delivering them to market will be of great value to our Board as Allison continues to evolve its propulsion solutions portfolio to meet evolving end market needs,” Graziosi said. “In addition, his venture capital and entrepreneurial experience will provide valuable insight to our Board as we continue to execute our growth initiatives.”

Gustave F. Perna

The Board appointed Gustave F. Perna, former retired General, United States Army, as an independent director of the company, effective immediately. The Board also appointed Perna to the Board’s Audit Committee.

“Gus will bring valuable leadership, supply chain, logistics and international affairs experience to our Board from his more than forty years of service in the United States Army, including as leader of Operation Warp Speed and Commander of Army Materiel Command,” Graziosi said. “In addition, Gus’ deep knowledge of the defense industry will provide our Board with relevant insight into an important end market for Allison.”

Krishna Shivram

The Board appointed Krishna Shivram, former Chief Executive Officer of Sentinel Energy Services, Inc., as an independent director of the company, effective immediately. The Board also appointed Shivram to the Board’s Audit and Finance Committees. Mr. Shivram will succeed Alvaro Garcia-Tunon as Chair of the Audit Committee effective as of the date of the 2023 annual meeting.

“Krishna’s experience as a Chief Financial Officer and Treasurer, as well as in corporate finance and mergers and acquisitions, bring important and valuable skills to our Board,” Graziosi commented. “In addition, Krishna’s expertise in the energy market will provide our Board with valuable knowledge of an industry that impacts our global off-highway end markets.”

Three Additional Directors Retiring from Board at 2023 Annual Meeting

In addition to Rabaut, Stan A. Askren, Alvaro Garcia-Tunon and Richard V. Reynolds are retiring from the Board effective as of the 2023 annual meeting. Following the 2023 annual meeting, our Board will return to ten members.

“On behalf of the entire Board, I would like to thank Stan, Alvaro and Dick for their many years of committed service,” said Graziosi. “Their leadership, guidance and expertise have played an important role in Allison’s success.”

Biographies

Philip J. Christman

Christman recently retired as President, Operations of Navistar, Inc., a leading manufacturer of commercial trucks, buses and engines, a role he held from May 2017 until March 2022. In this role, he was responsible for all Navistar operations encompassing engineering, manufacturing, procurement and quality. He began his career with Navistar in 1986 and held various management positions of increasing responsibility in operations, engineering, procurement and strategy. Christman has a Bachelor of Science degree in Mechanical Engineering from Indiana Institute of Technology and a Master of Business Administration from Ball State University.

Sasha Ostojic

Ostojic is a Venture Partner at Playground Global LLC, a venture capital firm specializing in early stage deep tech companies, a role he has held since April 2019, and serves as Interim Senior Vice President of Software at Zoox, Inc., a developer of autonomous vehicles, a role he has held since November 2021. Prior to these roles, he served as Senior Vice President of Engineering at Cruise LLC, a self-driving car company, from October 2016 until November 2017 and as Vice President of Software for Nvidia Corporation, a pioneer in accelerated and AI computing, from March 2011 until October 2016. Ostojic has a Bachelor of Science degree in Computer Science from San Francisco State University and a Master of Business Administration from Santa Clara University.

Gustave F. Perna

General, United States Army (retired) Perna retired from the United States Army in July 2021 as the Chief Operating Officer of Operation Warp Speed, the Trump administration’s multi-billion-dollar coronavirus vaccine and treatment effort, a position he had held since May 2020. Prior to that, General Perna served as Commanding General of United States Army Materiel Command, which develops and delivers materiel readiness solutions for the Army’s land force capabilities, from September 2016 to May 2020 and as Deputy Chief of Staff, G-4 of the Army, with responsibility for oversight of the policies and procedures used by all Army logisticians globally, from 2014 to September 2016. During his 38 years of service in the United States Army, General Perna held many other staff and command assignments, including Commander, Joint Munitions Command and Joint Munitions and Lethality Lifecycle Management Command, Commander, Defense Supply Center Philadelphia, Commander, 64th Forward Support Battalion and Commander, 4th Sustainment Brigade. General Perna holds an Associate Degree in Business Administration from Valley Forge Military Academy and a Bachelor Degree in Business Management from the University of Maryland and was awarded a Master’s Degree in Logistics Management from the Florida Institute of Technology.

Krishna Shivram

Shivram currently serves as Director of Ranger Energy Services Inc. since August 2017 and of Superior Energy Services Inc. since April 2021, both of which are oilfield service companies, as well as Director of Sentinel Energy Services Inc., a special purpose acquisition company, since November 2017. He also served as Chief Executive Officer of Sentinel from November 2017 until December 2020. Prior to that, Shivram served as interim Chief Executive Officer of Weatherford International plc from November 2016 to March 2017 and Executive Vice President and Chief Financial Officer of Weatherford International plc from November 2013 until November 2016. He has over 30 years of financial and operational management experience in the oilfield industry and previously worked for Schlumberger Ltd. in a variety of roles across the globe, including as Vice President and Treasurer from January 2011 until November 2013. Shivram has a Bachelor of Science degree in Economics and Commerce from Sydenham College in India and is a Chartered Accountant.

About Allison Transmission

Allison Transmission (NYSE: ALSN) is a leading designer and manufacturer of propulsion solutions for commercial and defense vehicles and the largest global manufacturer of medium- and heavy-duty fully automatic transmissions that Improve the Way the World Works. Allison products are used in a wide variety of applications, including on-highway trucks (distribution, refuse, construction, fire and emergency), buses (school, transit and coach), motorhomes, off-highway vehicles and equipment (energy, mining and construction applications) and defense vehicles (tactical wheeled and tracked). Founded in 1915, the company is headquartered in Indianapolis, Indiana, USA. With a presence in more than 150 countries, Allison has regional headquarters in the Netherlands, China and Brazil, manufacturing facilities in the USA, Hungary and India, as well as global engineering resources, including electrification engineering centers in Indianapolis, Indiana, Auburn Hills, Michigan and London in the United Kingdom. Allison also has more than 1,400 independent distributor and dealer locations worldwide. For more information, visit allisontransmission.com.

Forward-Looking Statements

This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: increases in cost, disruption of supply or shortage of labor, freight, raw materials or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of the war in Ukraine and the COVID-19 pandemic; global economic conditions; the duration and spread of the COVID-19 pandemic, including new variants of the virus and the pace and availability of vaccines and boosters, mitigating efforts deployed by government agencies and the public at large, and the overall impact from such outbreak on economic conditions, financial market volatility and our business, including but not limited to the operations of our manufacturing and other facilities, the availability of labor, our supply chain, our distribution processes and demand for our products and the corresponding impacts to our net sales and cash flow; our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations;

labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; risks related to our indebtedness; and other risks and uncertainties associated with our business described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this press release, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Contacts

Raymond Posadas

Managing Director, Investor Relations

ir@allisontransmission.com

(317) 242-3078

Media Relations

media@allisontransmission.com